Supplement dated January 26, 2024
to the following initial summary prospectus(es):
Soloist dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective March 20, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class II
2.
The Board of Trustees (the "Board") of Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class II, the Board approved the liquidation (the "Liquidation") pursuant to which Nationwide Variable Insurance Trust - NVIT J.P. Morgan MozaicSM Multi-Asset Fund: Class II will be liquidated. The liquidation is expected to occur on or about April 12, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Government Money Market Fund - Investor Shares.
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After the Liquidation Date, any and all references to the Fund are deleted.
ISP-0748